LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED JANUARY 10, 2012

TO THE PROSPECTUS AND SUMMARY PROSPECTUS OF

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND,

EACH DATED JULY 31, 2011

The Board of Trustees of Western Asset Massachusetts Municipal Money Market Fund has approved a plan to liquidate and terminate the fund. The plan of liquidation provides that the fund will cease its business, liquidate its assets and distribute its liquidation proceeds to its shareholders of record. Final liquidation of the fund will occur on or about February 24, 2012. It is expected that Class A shares of the fund will continue to be offered through intermediaries that currently have relationships with the fund and to current shareholders having accounts directly with the fund, until final liquidation. Except as stated in the immediately preceding sentence, the fund is currently closed to new investors. Shareholders of the fund may redeem or exchange their shares at any time prior to the liquidation date. If a shareholder has not redeemed or exchanged his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable contingent deferred sales charges will be waived for redemptions of fund shares. Liquidation proceeds will be paid in cash at the fund’s applicable net asset value per share.

The fund’s subadviser is expected to increase the portion of the fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the fund’s yield. The impending liquidation of the fund may result in large redemptions, which could adversely affect the fund’s expense ratio, although the existing expense limitation for Class A shares is expected to be maintained. Also, as the fund’s liquidation approaches, the fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event; however, you will not have any gain or loss on a redemption so long as the fund maintains a $1.00 share price and certain other conditions are met. Prior to final liquidation, the fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the fund’s prospectus and statement of additional information. The fund, as a money market fund, tries to maintain a share price of $1.00, although there can be no assurance that this will be the case. A shareholder should consult with the shareholder’s tax advisor to discuss the fund’s liquidation and the tax consequences to the shareholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

WASX014268